SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event) March 8, 2011;  March 7, 2011

GUIDED THERAPEUTICS, INC.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of Principal Executive Offices)	30092 (Zip Code)

Registrant's Telephone Number, Including Area Code:     (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.01  (Other Event)

In a press release dated March 7, 2011, Guided Therapeutics, Inc. (OTCBB & OTCQB: GTHP), provided an update on the U.S. Food and Drug Administration (FDA) review process for its premarket approval application (PMA) for the LightTouch™ non-invasive test for the early detection of cervical pre-cancer.  The PMA was accepted for filing as of September 23, 2010.  A copy of the press release is furnished as Exhibit 99.1 hereto and information in the press release is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press Release Dated March 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC

	By:	/s/ MARK L. FAUPEL
Mark L. Faupel, Ph.D.
CEO & President
Date: March 8, 2011